Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Benchmark Electronics, Inc. (the Company) on Form 10-Q for the period ending March 31, 2025 (the Report), I certify to the best of my knowledge that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2025	By:	/s/ Bryan R. Schumaker
Bryan R. Schumaker
Chief Financial Officer
(principal financial and accounting officer)